Exhibit 99.1
Cingular Wireless Reports Strong First-Quarter 2006 Results
•	Best-ever overall churn of 1.9 percent

•	Best-ever postpaid churn of 1.6 percent

•	1.7 million net subscriber additions

•	55.8 million cellular/PCS subscribers at quarter’s end

•	9.1 percent increase in total revenues year-over-year

•	Normalized OIBDA margin of 31.9 percent, a year-over-year improvement of 640 basis points

•	More than 800 new or renewed high-end enterprise service contracts in the quarter

•	Merger initiatives continue on schedule

•	97 percent of minutes and 89 percent of subscriber base are GSM
FOR RELEASE WEDNESDAY, APRIL 19, 2006
ATLANTA – Cingular Wireless LLC, which is a joint venture between AT&T Inc. (NYSE: T) and BellSouth Corporation (NYSE: BLS), today reported strong first-quarter results driven by its best-ever postpaid and overall churn, solid net and gross customer additions, continued progress on merger initiatives, growth of data ARPU, and sales to enterprise customers.
          For the quarter, the nation’s largest wireless provider reported overall monthly subscriber churn of 1.9 percent, its lowest ever. This represents an improvement of 30 basis points over the year-ago first quarter and a sequential improvement of 20 basis points. Postpaid churn improved by 30 basis points both year-over-year and sequentially to 1.6 percent, another record low.

          Driven by lower churn and solid gross adds, Cingular also reported 1.7 million net customer additions. This compares to 1.4 million net additions in the year-ago first quarter and to 1.8 million in the fourth quarter of 2005.
          Retail customers accounted for more than 1 million of the net adds for the quarter, including a sequential improvement of more than 41 percent in postpaid customers. Cingular’s popular GoPhone ® prepaid offers continued to attract more customers to our retail stores. Net adds also reflect Cingular’s national distribution agreement with RadioShack.
          Gross additions were 4.7 million, which was flat versus the year-ago first quarter and compares to 5.1 million in the fourth quarter of 2005.
          Cingular ended the first quarter of 2006 with 55.8 million cellular/PCS subscribers, an increase of 5.5 million over the year-ago first quarter.
          Cingular’s data ARPU was $5.22, up more than 41 percent over the year-ago first quarter and nearly 11 percent sequentially. The company’s Business Markets Group signed more than 800 new and renewed high-end service contracts in the quarter.
          Normalized OIBDA margins* for the first quarter of 2006 were 31.9 percent, an improvement of 640 basis points compared to normalized year-ago first quarter results and is a sequential improvement of 90 basis points.
          “Cingular got out of the gate fast in the first quarter of 2006,” said Stan Sigman, the company’s president and chief executive officer. “We continue to move in the right direction on our major metrics – churn, customer additions, margins, revenue growth, and more.
          “In particular, our continuing improvement in churn is directly related to the investments and enhancements we are making in our network, day in and day out, in cities and towns all around the country. No other wireless company invests more in its network than Cingular does. Customers experience these improvements for themselves, and as a result, not only buy from Cingular but stay with Cingular.
          “Our first-quarter results are a tribute once again to the creativity, dedication, and hard work of the men and women of Cingular, who continue to build the most highly regarded wireless company in the world.”

          Cingular’s continued strong showing in net and gross customer additions can be attributed to a number of factors, including continuously improving service quality as the company rationalizes and integrates its networks in markets around the country, “fewest dropped calls” and “raising the bar”™ marketing campaigns that reinforce service improvements, and a steady stream of innovative products, services, and sponsorships.
          In addition, the company continued to transition its customer base to GSM and move former AT&T Wireless customers to Cingular plans.
          During the first quarter of 2006, 97 percent of minutes were carried on Cingular’s GSM network and 89 percent of the company’s subscriber base was GSM-equipped.
          Cingular operates the nation’s largest digital voice and data network. GSM is the world’s most widely used wireless technology. Through roaming alliances with other GSM-based providers around the world, Cingular provides the largest global presence of any U.S. wireless carrier, with voice coverage in more than 180 countries.
Financial Results
•	In the first quarter of 2006, Cingular’s revenues were $9.0 billion, an improvement of 9.1 percent over revenue for the year-ago first quarter and 1.5 percent versus the fourth quarter of 2005.

•	Average revenue per user (ARPU) in the first quarter of 2006 was $48.48, which was down 2.3 percent from the year-ago first quarter (when ARPU declined 3.3 percent year over year) and down 0.8 percent versus the fourth quarter of 2005. Impacts on ARPU primarily reflect an increase in the number of wholesale customers in Cingular’s base. These impacts were largely offset by a continued increase in data ARPU.

•	ARPU from data services continued its strong growth in the first quarter of 2006, increasing by more than 41 percent to $5.22 compared to the year-ago first quarter and nearly 11 percent compared to the fourth quarter of 2005. This growth was spurred by the increasing popularity of downloadable games, ringtones, mobile instant messaging, mobile email, photo messaging, and media bundles. In addition, text messaging continued to grow. In the first quarter of 2006, Cingular had more than 25 million active data customers, and delivered 91 million multi-media messages and 6.8 billion text messages.

•	Cingular’s 2006 reported first-quarter operating expenses were $8.2 billion, which included merger-related integration costs of $234 million. In addition, operating expenses included $359 million in non-cash amortization of intangibles as part of the merger with AT&T Wireless.

•	Reported OIBDA margin was 31.1 percent, the highest since the merger and the fifth straight quarter of sequential OIBDA improvement. At 31.9 percent, normalized OIBDA margin was also the highest since the merger. This is an improvement of 640 basis points compared to the year-ago fourth quarter and a sequential improvement of 90 basis points.

•	Reported operating income for the first quarter of 2006 was $807 million, which compares to $114 million in the year-ago first quarter and to $549 million in the fourth quarter of 2005. Normalized operating income was $1.4 billion, which compares to $710 million in the year-ago first quarter and to $1.3 billion in the fourth quarter of 2005.

•	Reported net income was $354 million, which compares to a net loss of $240 million in the year-ago first quarter and to $204 million of net income in the fourth quarter of 2005. Normalized net income was $849 million, which compares to $258 million in the year-ago first quarter and to $811 million of normalized net income in the fourth quarter of 2005.

•	Capital expenditures for first quarter were $1.4 billion. These were driven by, among other developments, continued progress in merger integration, the rollout of UMTS/HSDPA 3G technology, and improvements in network coverage and quality in markets around the country
First-quarter highlights and initiatives
•	In the first quarter of 2006, the company announced the availability of Cingular Video, an on-demand streaming video service with a large selection of popular mobile content. Cingular Video lets consumers watch video clips of their favorite TV shows, sports, news, weather, entertainment, and premium content on their 3G-capable Cingular phones.

•	Underscoring the power of its technology, Cingular became the first wireless carrier in the world to complete a mobile data call using a 3.6Mbps (megabits per second) HSDPA device on its commercial 3G network.

•	The company introduced the ultra-slim Motorola SLVR L7, which offers such features as iTunes (including up to seven hours of music or 100 songs), a VGA camera, video capture and playback, 512 megabytes of optional expandable memory, and more.

•	Cingular unveiled “Live Idol Ringtones” through which many of the actual live performances of finalists on the spectacularly popular American Idol will be available on the following day exclusively to Cingular customers. The company expects to top the 41.5 million text messages it handled during the show last year.

•	Cingular’s Business Markets Group continued to introduce innovative new products and services. For example, it announced Cingular OfficeReach™, an integrated communications management solution that allows businesses to administer their wireline and wirelesss services as one system to help control costs and increase productivity. Also debuting in the first quarter were the Cingular 2125 Smartphone and Cingular 8100 series Pocket PCs with integrated WiFi, the Option GlobeTrotter GT MAX LaptopConnect card — the first commercially available global 3G device of its kind — and Dell Latitude ™ notebooks that come with built-in access to Cingular’s 3G-based BroadbandConnect service.

•	The Business Markets Group also announced with Lenovo that ThinkPad notebook computers configured with the Cingular UMTS/HSDPA-based 3G technology will be introduced later this year. It also plans to debut in the second quarter new Cingular GlobalConnect plans, which feature unlimited domestic data usage with PC modem cards on the company’s BroadbandConnect and EDGE networks in the United States and 100MB of wireless data usage for international travel.

•	The Business Markets Group also signed more than 800 new and renewed high-end service contracts during the first quarter of 2006. These included business and government accounts such as CH2M Hill Companies Inc., City of San Antonio, Seton Hall University, State of New Jersey, Telzuit Medical Technologies, Inc., Tulane University, Villanova University, Westchester University, and Washington Group International.

Conference Call with Investment Community
          Cingular will hold a conference call with the investment community beginning at 10 a.m. ET today. During the call, we will discuss our operational and financial results and prospects.
          The conference call will be webcast and archived on our website at http://www.cingular.com/investor for 30 days, as well as on the websites of AT&T Inc. and BellSouth Corporation. Our first-quarter news release and downloadable financial statements are also available on that website.
          Dial-in information for the conference call is as follows:

Domestic:	866-406-3487
International:	630-691-2771

Replay:	877-213-9653
(Domestic)
Replay:	630-652-3041
(International)
Passcode:	14019047#
Replays will be available for five days.
* OIBDA margin is operating income (loss) before depreciation and amortization, divided by total service revenues. OIBDA margins and comparative calculations mentioned in the news release reflect normalization for merger-related integration costs.
About Cingular Wireless
Cingular Wireless is the largest wireless carrier in the United States, serving 55.8 million customers. Cingular, a joint venture between AT&T Inc. (NYSE: T) and BellSouth Corporation (NYSE: BLS), has the largest digital voice and data network in the nation — the ALLOVER™ network — and the largest mobile-to-mobile community of any national wireless carrier. Cingular is a leader in third generation wireless technology. Its 3G network is the first widely available service in the world to use HSDPA (High Speed Downlink Packet Access) technology. Cingular is the only U.S. wireless carrier to offer Rollover(r), the wireless plan that lets customers keep their unused monthly minutes. Details of the company are available at http://www.cingular.com/. Get Cingular Wireless press releases emailed to you automatically. Sign up at http://cingular.mediaroom.com/.
For More Information, Contact:

Media	Investors

Mark Siegel	Kent Evans

404-236-6312	404-236-6203

Clay Owen	Tim Murphy

404-236-6153	404-236-6532

FORWARD-LOOKING INFORMATION
     In addition to historical information, this document and the conference call referred to above may contain forward-looking statements regarding events and financial trends. Factors that could affect future results and could cause actual results to differ materially from those expressed or implied in the forward-looking statements include:
--	the pervasive and intensifying competition in all markets where Cingular operates;

--	failure to quickly realize capital and expense synergies from the acquisition of AT&T Wireless as a result of technical, logistical, regulatory and other factors;

--	delays or inability of vendors to deliver hardware, software, handsets or network equipment, including failure to deliver such equipment free of claims, including patent claims, of other parties;

--	problems associated with the transition of Cingular’s network to higher-speed technologies;

--	slow growth of Cingular’s data services due to lack of popular applications, terminal equipment, advanced technology and other factors;

--	sluggish economic and employment conditions in the markets Cingular serves;

--	the final outcome of FCC proceedings, including rulemakings, and judicial review, if any, of such proceedings;

--	enactment of additional state and federal laws, regulations and requirements pertaining to Cingular’s operations; and

--	the outcome of pending or threatened complaints and litigation.
     Such forward-looking information is given as of this date only, and Cingular assumes no duty to update this information.

Cingular Wireless LLC Income Statement — amounts in millions (unaudited)

	Quarter Ended
	3/31/2006	3/31/2005	% Change
Operating revenues:
Service revenues	$8,005	$7,419	7.9%
Equipment sales	975	810	20.4%

Total operating revenues	8,980	8,229	9.1%
Operating expenses:
Cost of services	2,320	2,144	8.2%
Cost of equipment sales	1,327	1,295	2.5%
Selling, general and administrative	2,846	3,001	(5.2%)
Depreciation and amortization	1,680	1,675	0.3%

Total operating expenses	8,173	8,115	0.7%

Operating income	807	114	607.9%
Interest expense	297	338	(12.1%)
Minority interest expense	41	16	156.3%
Equity in net income of affiliates	—	2	(100.0%)
Other income (expense), net	9	20	(55.0%)

Income (loss) before income tax provision	478	(218)	319.3%
Provision for income taxes	124	22	463.6%

Net income (loss)	$354	($240)	247.5%

Selected Financial and Operating Data for Cingular Wireless - amounts in millions, except customer data in 000s

	Quarter Ended
(Amounts in millions, except customer data in 000s)	3/31/2006	3/31/2005	% Change
OIBDA [1]	$2,487	$1,789	39.0%
OIBDA margin [2]	31.1%	24.1%	700 BP
Total Cellular/PCS Customers [3]	55,810	50,350	10.8%
Net Customer Additions — Cellular/PCS	1,679	1,367	22.8%
M&A Activity, Partitioned Customers and/or Other Adjs.	(13)	(149)
Churn — Cellular/PCS [4]	1.9%	2.2%	-30 BP
ARPU — Cellular/PCS [5]	$48.48	$49.60	(2.3%)
Minutes Of Use Per Cellular/PCS Subscriber [6]	698	628	11.1%
Licensed POPs — Cellular/PCS [7]	296	293	1.0%
Penetration — Cellular/PCS [8]	19.8%	17.7%	11.9%
Capital Expenditures	$1,441	$971	48.4%
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	Quarter Ended
	3/31/2006	3/31/2005	% Change
Net income (loss)	$354	($240)	247.5%
Plus: Interest expense	297	338	(12.1%)
Plus: Minority interest expense	41	16	156.3%
Plus: Equity in net income of affiliates	—	(2)	(100.0%)
Plus: Other, net	(9)	(20)	(55.0%)
Plus: Provision for income taxes	124	22	463.6%

Operating income	807	114	607.9%
Plus: Depreciation and amortization	1,680	1,675	0.3%

OIBDA [1]	$2,487	$1,789	39.0%

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income:

(1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Effective with the 1Q05 reporting period, the Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) definition has been revised to exclude SMS activity, but retains the prior revision to include Local Minutes of Use and Outcollect Minutes of Use in the numerator. Prior to 1Q05, the numerator includes Local Minutes of Use.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 1Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC
Reconciliation of Reported Results to Normalized Results
(amounts in millions)
Quarter Ended March 31, 2006

		Normalized Items
		Integration	AWE Amortization
	GAAP	Costs (1)	Expense (2)	Normalized
Operating revenues:
Service revenues	$8,005	$—	$—	$8,005
Equipment sales	975	—	—	975

Total operating revenues	8,980	—	—	8,980

Operating expenses:
Cost of services	2,320	(18)	—	2,302
Cost of equipment sales	1,327	—	—	1,327
Selling, general and administrative	2,846	(46)	—	2,800
Depreciation and amortization	1,680	(170)	(359)	1,151

Total operating expenses	8,173	(234)	(359)	7,580

Operating income	807	234	359	1,400
Interest expense	297	—	—	297
Minority interest expense	41	—	—	41
Equity in net income of affiliates	—	—	—	—
Other income (expense), net	9	—	—	9

Income before income tax provision	478	234	359	1,071
Provision for income taxes	124	39	59	222

Net income	$354	$195	$300	$849

Notes to Normalized Financial Data

Our normalized earnings have been adjusted for the following:

(1)	Integration costs resulting from the Cingular acquisition of AT&T Wireless and the related tax effect.

(2)	Amortization expense associated with intangible assets recorded for the AT&T Wireless acquisition and the related tax effect.

Cingular Wireless LLC Income Statement, NORMALIZED — amounts in millions (unaudited)

	Quarter Ended
	3/31/2006	3/31/2005	% Change
Operating revenues:
Service revenues	$8,005	$7,419	7.9%
Equipment sales	975	810	20.4%
Total operating revenues	8,980	8,229	9.1%
Operating expenses:
Cost of services	2,302	2,141	7.5%
Cost of equipment sales	1,327	1,295	2.5%
Selling, general and administrative	2,800	2,899	(3.4%)
Depreciation and amortization	1,151	1,184	(2.8%)
Total operating expenses	7,580	7,519	0.8%
Operating income	1,400	710	97.2%
Interest expense	297	338	(12.1%)
Minority interest expense	41	16	156.3%
Equity in net income of affiliates	—	2	(100.0%)
Other income (expense), net	9	20	(55.0%)
Income before income tax provision	1,071	378	183.3%
Provision for income taxes	222	120	85.0%
Net income	$849	$258	229.1%

Selected Financial and Operating Data for Cingular Wireless - amounts in millions, except customer data in 000s

	Quarter Ended
(Amounts in millions, except customer data in 000s)	3/31/2006	3/31/2005	% Change
OIBDA — normalized [1]	$2,551	$1,894	34.7%
OIBDA margin — normalized [2]	31.9%	25.5%	640 BP
Total Cellular/PCS Customers 3**	55,810	50,350	10.8%
Net Customer Additions — Cellular/PCS **	1,679	1,367	22.8%
M&A Activity, Partitioned Customers and/or Other Adjs. **	(13)	(149)
Churn — Cellular/PCS 4**	1.9%	2.2%	-30 BP
ARPU — Cellular/PCS 5**	$48.48	$49.60	(2.3%)
Minutes Of Use Per Cellular/PCS Subscriber 6**	698	628	11.1%
Licensed POPs — Cellular/PCS 7**	296	293	1.0%
Penetration — Cellular/PCS 8**	19.8%	17.7%	11.9%
Capital Expenditures **	$1,441	$971	48.4%
Reconciliations of Normalized Financial Measures to Normalized OIBDA and OIBDA Margin — amounts in millions (unaudited)

	Quarter Ended
	3/31/2006	3/31/2005	% Change
Net income	$849	$258	229.1%
Plus: Interest expense	297	338	(12.1%)
Plus: Minority interest expense	41	16	156.3%
Plus: Equity in net loss of affiliates	—	(2)	100.0%
Plus: Other, net	(9)	(20)	55.0%
Plus: Provision for income taxes — normalized	222	120	85.0%
Operating income — normalized	1,400	710	97.2%
Plus: Depreciation and amortization — normalized	1,151	1,184	(2.8%)
OIBDA — normalized [1]	$2,551	$1,894	34.7%
OIBDA margin [2]	31.1%	24.1%	700 BP
Plus: OIBDA margin and integration	0.8%	1.4%	-60 BP
OIBDA margin — normalized	31.9%	25.5%	640 BP

**	Denotes metrics and calculations in this chart that are not impacted by the 1Q06 and YTD 2006 normalization of merger integration costs and AT&T Wireless intangibles amortization expenses.

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income:

(1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Effective with the 1Q05 reporting period, the Total Minutes of Use Per Cellular/PCS Subscriber (MOUs) definition has been revised to exclude SMS activity, but retains the prior revision to include Local Minutes of Use and Outcollect Minutes of Use in the numerator. Prior to 1Q05, the numerator includes Local Minutes of Use.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service.

[8]	Penetration calculation for 1Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC Income Statement — amounts in millions (unaudited)

	Full Year
	2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Operating revenues:
Service revenues	$13,922	$3,414	$3,643	$3,701	$3,559	$3,583	$3,833	$3,873	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005
Equipment sales	981	244	255	383	378	384	354	419	806	810	890	1,025	1,070	975
Total operating revenues	14,903	3,658	3,898	4,084	3,937	3,967	4,187	4,292	7,119	8,229	8,609	8,746	8,849	8,980
Operating expenses:
Cost of services	3,594	849	921	1,035	970	955	983	1,107	1,692	2,144	2,293	2,464	2,417	2,320
Cost of equipment sales	1,535	396	451	606	578	537	505	585	1,247	1,295	1,230	1,203	1,341	1,327
Selling, general and administrative	5,429	1,218	1,271	1,442	1,497	1,372	1,463	1,567	2,947	3,001	2,953	2,881	2,812	2,846
Depreciation and amortization	1,849	488	508	521	572	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680
Total operating expenses	12,407	2,951	3,151	3,604	3,617	3,417	3,516	3,832	7,272	8,115	8,105	8,089	8,300	8,173
Operating income (loss)	2,496	707	747	480	320	550	671	460	(153)	114	504	657	549	807
Interest expense	911	225	230	197	204	198	199	200	303	338	326	304	292	297
Minority interest expense	123	24	35	25	17	27	41	20	(2)	16	41	38	7	41
Equity in net income (loss) of affiliates	(274)	(74)	(78)	(90)	(91)	(108)	(95)	(98)	(114)	2	1	1	1	—
Other income (expense), net	29	26	7	4	4	4	1	—	11	20	33	10	1	9
Income (loss) before income tax provision	1,217	410	411	172	12	221	337	142	(557)	(218)	171	326	252	478
Provision (benefit) for income taxes	12	2	12	6	8	6	(2)	—	(62)	22	24	104	48	124
Net income (loss)	$1,205	$408	$399	$166	$4	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354
Selected Financial and Operating Data for Cingular Wireless - amounts in millions, except customer data in 000s

	Full Year
	2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
OIBDA [1]	$4,345	$1,195	$1,255	$1,001	$892	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487
OIBDA margin [2]	31.2%	35.0%	34.4%	27.0%	25.1%	30.8%	32.2%	26.7%	19.5%	24.1%	27.6%	28.5%	29.3%	31.1%
Integration, AT&T Wireless Intangibles Amortization and Hurricane Costs	$—	$—	$—	$—	$—	$—	$—	$43	$643	$596	$649	$733	$727	$593
OIBDA — normalized	$4,345	$1,195	$1,255	$1,001	$892	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551
OIBDA margin — normalized	31.2%	35.0%	34.4%	27.0%	25.1%	30.8%	32.2%	27.8%	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%
Total Cellular/PCS Customers [3]	21,925	22,114	22,640	23,385	24,027	24,618	25,044	25,672	49,132	50,350	51,442	52,292	54,144	55,810
Net Customer Additions — Cellular/PCS	359	189	540	745	642	554	428	657	1,699	1,367	952	867	1,820	1,679
M&A Activity, Partitioned Customers and/or Other Adjs.	(32)	—	(14)	—	—	37	(2)	(29)	21,761	(149)	140	(17)	32	(13)
Churn — Cellular/PCS [4]	2.8%	2.6%	2.5%	2.8%	2.8%	2.7%	2.7%	2.8%	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%
ARPU — Cellular/PCS [5]	$52.14	$51.07	$53.47	$52.80	$49.38	$48.30	$50.75	$50.25	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48
Minutes Of Use Per Cellular/PCS Subscriber [6]	423	441	485	500	515	527	568	598	617	628	692	698	700	698
Licensed POPs — Cellular/PCS [7]	219	235	236	236	236	240	243	243	291	293	294	294	294	296
Penetration — Cellular/PCS [8]	10.1%	10.0%	10.2%	10.6%	10.8%	10.9%	11.1%	11.4%	17.2%	17.7%	18.0%	18.3%	18.9%	19.8%
Total Cingular Interactive Customers	817	835	788	788	789	768	735	653	NA	NA	NA	NA	NA	NA
Net Customer Additions — Cingular Interactive	84	18	(47)	0	1	(21)	(33)	(82)	NA	NA	NA	NA	NA	NA
Capital Expenditures	$3,085	$327	$668	$773	$966	$334	$783	$634	$1,698	$971	$2,188	$1,346	$2,970	$1,441
Reconciliations of GAAP Financial Measures to Non-GAAP Financial Measures — amounts in millions (unaudited)

	Full Year
	2002	3/31/2003	6/30/2003	9/30/2003	12/31/2003	3/31/2004	6/30/2004	9/30/2004	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Net income (loss)	$1,205	$408	$399	$166	$4	$215	$339	$142	$(495)	$(240)	$147	$222	$204	$354
Plus: Interest expense	911	225	230	197	204	198	199	200	303	338	326	304	292	297
Plus: Minority interest expense	123	24	35	25	17	27	41	20	(2)	16	41	38	7	41
Plus: Equity in net loss of affiliates	274	74	78	90	91	108	95	98	114	(2)	(1)	(1)	(1)	—
Plus: Other, net	(29)	(26)	(7)	(4)	(4)	(4)	(1)	—	(11)	(20)	(33)	(10)	(1)	(9)
Plus: Provision (benefit) for income taxes	12	2	12	6	8	6	(2)	—	(62)	22	24	104	48	124
Operating income (loss)	2,496	707	747	480	320	550	671	460	(153)	114	504	657	549	807
Plus: Depreciation and amortization	1,849	488	508	521	572	553	565	573	1,386	1,675	1,629	1,541	1,730	1,680
OIBDA [1]	$4,345	$1,195	$1,255	$1,001	$892	$1,103	$1,236	$1,033	$1,233	$1,789	$2,133	$2,198	$2,279	$2,487
Plus: Integration costs (excluding depreciation and amortization)	—	—	—		—	—	—	43	245	105	95	149	110	64
Plus: Hurricane costs (excluding depreciation and amortization)	—	—	—		—	—	—	—	—	—	—	96	20	—
OIBDA — normalized [1]	$4,345	$1,195	$1,255	$1,001	$892	$1,103	$1,236	$1,076	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551

Service revenues	13,922	3,414	3,643	3,701	3,559	3,583	3,833	3,873	6,313	7,419	7,719	7,721	7,779	8,005
Less: Mobitex data revenues	189	55	53	54	58	58	59	54	36	18	20	18	17	14
Service revenues used to calculate ARPU	$13,733	$3,359	$3,590	$3,647	$3,501	$3,525	$3,774	$3,819	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in that it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income:

(1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers. at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

[6]	Prior to 1Q05, the numerator includes Local Minutes of Use.

[7]	Licensed POPs refers to the number of people residing in areas where we and our partners have licenses to provide cellular or PCS service, including areas where we have not yet commenced service. Licensed POPs have been restated in periods 4Q04 through 2Q05 due to a reconciliation of respective licenses.

[8]	Penetration calculation for 1Q06 is based on licensed “operational” POP’s of 282 million.

Cingular Wireless LLC Income Statement, Normalized — amounts in millions (unaudited)
The normalized financial data presented below exclude the impact of: 1) integration costs that are cash outlays, or specified non-cash charges, directly related to the acquisition of AT&T Wireless; 2) amortization of intangibles associated with the AT&T Wireless acquisition; and 3) costs related to impact of Hurricanes Katrina and Rita in the third and fourth quarters of 2005.
Integration costs would not have been incurred if not for the acquisition, as they support the utilization and/or disposal of the acquired assets. Integration costs are separately identifiable from business as usual outlays. Costs recognized in connection with certain rationalization plans approved by management have also been included beginning in the second quarter of 2005.
Examples of merger integration costs impacting expenses include (but are not limited to) the following:
*	Network rationalization (write-offs and accelerated depreciation related to certain “overlap” network assets)

*	Sales distribution optimization (lease terminations, leasehold improvement write-offs/accelerated depreciation)

*	Workforce rationalization (severance, relocation, retention)

*	IT System/Application rationalization (system/platform consolidation, contract termination fees, third party support)

*	Real Estate space rationalization (lease terminations, leasehold improvements write-offs and accelerated depreciation, contract termination fees)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Operating revenues:
Service revenues	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005
Equipment sales	806	810	890	1,025	1,070	975

Total operating revenues	7,119	8,229	8,609	8,746	8,849	8,980
Operating expenses:
Cost of services	1,685	2,141	2,274	2,285	2,326	2,302
Cost of equipment sales	1,244	1,295	1,230	1,203	1,341	1,327
Selling, general and administrative	2,712	2,899	2,877	2,815	2,773	2,800
Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151

Total operating expenses	6,629	7,519	7,456	7,356	7,573	7,580

Operating income	490	710	1,153	1,390	1,276	1,400
Interest expense	303	338	326	304	292	297
Minority interest expense	(2)	16	41	38	7	41
Equity in net income (loss) of affiliates	(114)	2	1	1	1	—
Other income, net	11	20	33	10	1	9

Income before income tax provision	86	378	820	1,059	979	1,071
Provision for income taxes	39	120	131	224	168	222

Net income	$47	$258	$689	$835	$811	$849

Selected Financial and Operating Data for Cingular Wireless - amounts in millions, except customer data in 000s

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
OIBDA [1](in millions)	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551
OIBDA margin [2]	23.4%	25.5%	28.9%	31.6%	31.0%	31.9%
Total Cellular/PCS Customers [3] (000’s)	49,132	50,350	51,442	52,292	54,144	55,810
Net Customer Additions — Cellular/PCS(000’s)	1,699	1,367	952	867	1,820	1,679
M&A Activity, Partitioned Customers and/or Other Adjs.(000’s)	21,761	(149)	140	(17)	32	(13)
Churn — Cellular/PCS [4]	2.6%	2.2%	2.2%	2.3%	2.1%	1.9%
ARPU — Cellular/PCS [5]	$49.51	$49.60	$50.51	$49.65	$48.86	$48.48
Reconciliations of Normalized Financial Measures to Normalized OIBDA and Service Revenues - amounts in millions (unaudited)

	Normalized
	12/31/2004	3/31/2005	6/30/2005	9/30/2005	12/31/2005	3/31/2006
Net income	$47	$258	$689	$835	$811	$849
Plus: Interest expense	303	338	326	304	292	297
Plus: Minority interest expense	(2)	16	41	38	7	41
Plus: Equity in net (income) loss of affiliates	114	(2)	(1)	(1)	(1)	—
Plus: Other, net	(11)	(20)	(33)	(10)	(1)	(9)
Plus: Provision for income taxes	39	120	131	224	168	222

Operating income	490	710	1,153	1,390	1,276	1,400
Plus: Depreciation and amortization	988	1,184	1,075	1,053	1,133	1,151

OIBDA [1]	$1,478	$1,894	$2,228	$2,443	$2,409	$2,551

Service revenues	$6,313	$7,419	$7,719	$7,721	$7,779	$8,005
Less: Mobitex data revenues	36	18	20	18	17	14

Service revenues used to calculate ARPU	$6,277	$7,401	$7,699	$7,703	$7,762	$7,991

Notes:

[1]	OIBDA is defined as operating income (loss) before depreciation and amortization. OIBDA differs from operating income (loss), as calculated in accordance with GAAP, in it excludes depreciation and amortization. It differs from net income (loss), as calculated in accordance with GAAP, in that it excludes, as presented on our Consolidated Statement of Income: (1) depreciation and amortization, (2) interest expense, (3) minority interest expense, (4) equity in net income (loss) of affiliates, (5) other, net, and (6) provision (benefit) for income taxes. OIBDA does not give effect to cash used for debt service requirements and thus does not reflect available funds for distributions, reinvestment or other discretionary uses. OIBDA is not presented as an alternative measure of operating results or cash flows from operations, as determined in accordance with generally accepted accounting principles. Our calculation of OIBDA, as presented, may differ from similarly titled measures reported by other companies.

[2]	OIBDA margin is defined as OIBDA divided by service revenues.

[3]	Cellular/PCS customers include customers served through reseller agreements.

[4]	Cellular/PCS customer churn is calculated by dividing the aggregate number of cellular/PCS customers who cancel service during each month in a period by the total number of cellular/PCS customers at the beginning of each month in that period.

[5]	ARPU is defined as cellular/PCS service revenues during the period divided by average cellular/PCS customers during the period.

Cingular Wireless LLC Income Statement, Prior Quarter Normalized Reconciliations — amounts in millions (unaudited)

	Three months ended 09/30/04			Three months ended 12/31/04			Three months ended 3/31/05			Three months ended 6/30/05			Three months ended 9/30/05			Three months ended 12/31/05
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results

Operating revenues:
Service revenues	$3,873	$—	$3,873	$6,313	$—	$6,313	$7,419	$—	$7,419	$7,719	$—	$7,719	$7,721	$—	$7,721	$7,779	$—	$7,779
Equipment sales	419	—	419	806	—	806	810	—	810	890	—	890	1,025	—	1,025	1,070	—	1,070

Total operating revenues	4,292	—	4,292	7,119	—	7,119	8,229	—	8,229	8,609	—	8,609	8,746	—	8,746	8,849	—	8,849
Operating expenses:
Cost of services	1,107	(1)	1,106	1,692	(7)	1,685	2,144	(3)	2,141	2,293	(19)	2,274	2,464	(179)	2,285	2,417	(91)	2,326
Cost of equipment sales	585	—	585	1,247	(3)	1,244	1,295	—	1,295	1,230	—	1,230	1,203	—	1,203	1,341	—	1,341
Selling, general and administrative	1,567	(42)	1,525	2,947	(235)	2,712	3,001	(102)	2,899	2,953	(76)	2,877	2,881	(66)	2,815	2,812	(39)	2,773
Depreciation and amortization	573	—	573	1,386	(398)	988	1,675	(491)	1,184	1,629	(554)	1,075	1,541	(488)	1,053	1,730	(597)	1,133

Total operating expenses	3,832	(43)	3,789	7,272	(643)	6,629	8,115	(596)	7,519	8,105	(649)	7,456	8,089	(733)	7,356	8,300	(727)	7,573

Operating income	460	43	503	(153)	643	490	114	596	710	504	649	1,153	657	733	1,390	549	727	1,276
Interest expense	200	—	200	303	—	303	338	—	338	326	—	326	304	—	304	292	—	292
Minority interest expense	20	—	20	(2)	—	(2)	16	—	16	41	—	41	38	—	38	7	—	7
Equity in net income (loss) of affiliates	(98)	—	(98)	(114)	—	(114)	2	—	2	1	—	1	1	—	1	1	—	1
Other income (expense), net	—	—	—	11	—	11	20	—	20	33	—	33	10	—	10	1	—	1

Income (loss) before income tax provision	142	43	185	(557)	643	86	(218)	596	378	171	649	820	326	733	1,059	252	727	979
Provision (benefit) for income taxes	—	—	—	(62)	101	39	22	98	120	24	107	131	104	120	224	48	120	168

Net income (loss)	$142	$43	$185	$(495)	$542	$47	$(240)	$498	$258	$147	$542	$689	$222	$613	$835	$204	$607	$811

	Nine months ended 09/30/04			Twelve months ended 12/31/04			Three months ended 3/31/05			Six months ended 6/30/05			Nine months ended 9/30/05			Twelve months ended 12/31/05
	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized	GAAP	Normalized	Normalized
	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results	Results	Expenses	Results
Operating revenues:
Service revenues	$11,289	$—	$11,289	$17,602	$—	$17,602	$7,419	$—	$7,419	$15,138	$—	$15,138	$22,859	$—	$22,859	$30,638	$—	$30,638
Equipment sales	1,157	—	1,157	1,963	—	1,963	810	—	810	1,700	—	1,700	2,725	—	2,725	3,795	—	3,795

Total operating revenues	12,446	—	12,446	19,565	—	19,565	8,229	—	8,229	16,838	—	16,838	25,584	—	25,584	34,433	—	34,433
Operating expenses:
Cost of services	3,045	(1)	3,044	4,737	(8)	4,729	2,144	(3)	2,141	4,437	(22)	4,415	6,901	(201)	6,700	9,318	(292)	9,026
Cost of equipment sales	1,627	—	1,627	2,874	(3)	2,871	1,295	—	1,295	2,525	—	2,525	3,728	—	3,728	5,069	—	5,069
Selling, general and administrative	4,402	(42)	4,360	7,349	(277)	7,072	3,001	(102)	2,899	5,954	(178)	5,776	8,835	(244)	8,591	11,647	(283)	11,364
Depreciation and amortization	1,691	—	1,691	3,077	(398)	2,679	1,675	(491)	1,184	3,304	(1,045)	2,259	4,845	(1,533)	3,312	6,575	(2,130)	4,445

Total operating expenses	10,765	(43)	10,722	18,037	(686)	17,351	8,115	(596)	7,519	16,220	(1,245)	14,975	24,309	(1,978)	22,331	32,609	(2,705)	29,904

Operating income	1,681	43	1,724	1,528	686	2,214	114	596	710	618	1,245	1,863	1,275	1,978	3,253	1,824	2,705	4,529
Interest expense	597	—	597	900	—	900	338	—	338	664	—	664	968	—	968	1,260	—	1,260
Minority interest expense	88	—	88	86	—	86	16	—	16	57	—	57	95	—	95	102	—	102
Equity in net income (loss) of affiliates	(301)	—	(301)	(415)	—	(415)	2	—	2	3	—	3	4	—	4	5	—	5
Other income (expense), net	5	—	5	16	—	16	20	—	20	53	—	53	63	—	63	64	—	64

Income (loss) before income tax provision	700	43	743	143	686	829	(218)	596	378	(47)	1,245	1,198	279	1,978	2,257	531	2,705	3,236
Provision (benefit) for income taxes	4	—	4	(58)	101	43	22	98	120	46	205	251	150	325	475	198	445	643

Net income (loss)	$696	$43	$739	$201	$585	$786	$(240)	$498	$258	$(93)	$1,040	$947	$129	$1,653	$1,782	$333	$2,260	$2,593

No integration costs were incurred prior to the third quarter of 2004.
Quarterly amortization expense (in millions) associated with intangible assets recorded for the AT&T Wireless acquisition is as follows: $398 in 4Q04, $491 in 1Q05, $445 in 2Q05, $396 in 3Q05, $381 in 4Q05.

Cingular Wireless LLC Balance Sheet — amounts in millions (unaudited)

	3/31/2006	12/31/2005	Incr(Decr)	% + / -
		(audited)
Assets
Current assets:
Cash and cash equivalents	$218	$472	$(254)	(53.8%)
Accounts receivable — net of allowance for doubtful accounts	3,707	3,622	85	2.3%
Inventories	668	536	132	24.6%
Prepaid expenses and other current assets	1,820	1,419	401	28.3%

Total current assets	6,413	6,049	364	6.0%

Property, plant and equipment — net	21,817	21,745	72	0.3%
Intangible assets — net	50,405	50,773	(368)	(0.7%)
Other assets	709	752	(43)	(5.7%)

Total assets	$79,344	$79,319	$25	0.0%

Liabilities and members’ capital
Current liabilities:
Debt maturing within one year	$2,193	$2,036	$157	7.7%
Accounts payable and accrued liabilities	7,263	7,972	(709)	(8.9%)

Total current liabilities	9,456	10,008	(552)	(5.5%)

Long-term debt to affiliates	6,717	6,717	—	0.0%
Long-term debt to external parties	12,589	12,623	(34)	(0.3%)

Total long-term debt	19,306	19,340	(34)	(0.2%)
Other noncurrent liabilities	4,676	4,450	226	5.1%
Minority interests in consolidated entities	574	543	31	5.7%
Members’ capital	45,332	44,978	354	0.8%

Total liabilities and members’ capital	$79,344	$79,319	$25	0.0%